EXHIBIT 99.1

NEWS RELEASE

                                                           FOR IMMEDIATE RELEASE

INVESTOR CONTACT:                                    MEDIA CONTACT:
Michael Cimini                                       Lois Whitman
KCSA Public Relations Worldwide                      HWH Public Relations
(212) 682-6300                                       (212) 355-5049
mcimini@kcsa.com                                     loisw@hwhpr.com

                     HIENERGY TO FORM EUROPEAN JOINT VENTURE

IRVINE, CALIFORNIA, FEBRUARY 3, 2005 - HIENERGY TECHNOLOGIES, INC. (OTCBB: HIET) (the "Company" or "HiEnergy"), announced that it has signed a non-binding Memorandum of Understanding ("MOU") to form a joint venture company which will establish and maintain an assembly, testing, sales and service center in Tenerife, Spain for HiEnergy's StoitechTM explosive detection products, including the CarBomb FinderTM and SIEGMATM systems.

For HiEnergy, the joint venture is intended to advance its corporate objective of establishing strategic sales and distribution channels into the European and other markets, as well as reduce the capital requirements to build and maintain the infrastructure necessary to manufacture and support its products. The joint venture is also anticipated to complement and enhance the Company's pre-market and aftermarket service efforts, with expanded resources toward the certification, importing, licensing, permitting, maintenance and service of its products.

"This is a landmark move for HiEnergy and affords us a cost-effective and strategic program for the assembly and distribution of our products and an excellent vehicle from which to launch and support our business relationships in Europe and abroad," declared Dr. Bogdan Maglich, President and CEO of the Company. "I believe it is also a vote of confidence in HiEnergy and our technologies."

As per the MOU, the Company and a Spanish investor and manufacturing group led by Mr. Julian Eguizabal Echeverria have agreed to immediately proceed with the completion of definitive agreements to form the joint venture. The joint venture, to be named Tecnologia de Alta Energia, S.A. ("TAESA"), will be assigned certain rights by HiEnergy to market and sell its products to private, governmental and military clients, including NATO, throughout Spain and the European Union on an exclusive basis, and throughout South America and Africa on a non-exclusive basis, subject to certain exclusions and conditions, including developmental milestones, and mutually agreed upon sales quotas. In return, the Spanish investor group will bear all initial costs related to the formation of TAESA, secure the paid-in capital necessary to ensure its viability and sustainability, and commit to manufacture and sell one hundred and five (105) units of HiEnergy's SIEGMATM products within a two (2) year period.

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"This joint venture with Mr.  Echeverria  and his Spanish  partners will help us accelerate our commercialization strategy," added Dr. Maglich. "Mr. Echeverria with his respected background in manufacturing and relationships within the defense industry in Spain and Europe adds another dimension to our global objectives. We also expect the joint venture to draw on the strength of our NATO presentation in Madrid, Spain, which will require a European storefront to advance the marketing and sales of our products to those interested parties in attendance."

The assembly and testing facility to be established under the joint venture will be located in Tenerife, Canary Islands, Spain with the support of the region's industrial and governmental leaders. The Canary Islands was selected by the partners because of its strategic geographical location, vigorous commerce with three continents, Europe, Africa and South America, and a favorable tax environment. The Canary Islands was designated an authorized Special Commercial Zone, or "ZEC", by the European Commission in January 2000, for the purpose of encouraging the economic and social development of the Canary Islands and the diversification of their economy. TAESA will be formed as a ZEC Entity which qualifies it for reduced Corporate Income Tax rates ranging from 1% to 5% and will be exempt from the E.U. Value Added Tax (VAT) added to goods and services and duties on imports. The Canary Islands is an integral part of Spain and is subject to European Union laws and regulations.

Accordingly, HiEnergy will own no less than 1/3 of all classes of equity capital of TAESA and is not required to provide any paid-in capital or financing in connection with the joint venture. Notably, HiEnergy will maintain the right to determine the distribution model and pricing policy of its products, and will protect its intellectual property under a separate Cooperative Development Agreement.

The ultimate formation and structure of the joint venture is still subject to the negotiation and execution of definitive agreements as well as any necessary corporate and regulatory approvals, and there can be no assurance that the Company will be able to negotiate and sign definitive agreements under terms and conditions which are acceptable to it. The Company reserves the right to explore other potential partners in developing key geographic markets and verticals for its technologies.

ABOUT HIENERGY TECHNOLOGIES, INC.

HiEnergy Technologies, Inc. ("HiEnergy" or the "Company") is a nuclear technologies-based company focused on the development and commercialization of proprietary neutron-based "stoichiometric" sensor devices. The Company's technologies developed in the course of the past six (6) years are unique in that they have the ability to determine automatically, non-invasively and through steel, whether an object or container carries dangerous or illicit selected substances, such as explosives, biological agents, or illicit drugs. HiEnergy's primary focus is currently on the production and sale of two products: (1) the CarBomb Finder TM, a vehicle-borne system, for the detection and identification of car bombs, and (2) the SIEGMATM, a suitcase-borne system for the detection and identification of home-made bombs, also known as Improvised Explosive Devices or IED's. In addition, HiEnergy continues to research and develop prototype devices in programs with the U.S. Department of Defense and the Department of Homeland Security for other related uses of its core technology, such as the Anti-Tank Landmine Detector and Stoxor, its next generation checked baggage screening program, as well as non-military industrial applications for the petrochemical industry.

FORWARD-LOOKING STATEMENTS

Any statements made in this press release which are not historical facts contain certain forward-looking statements; as such term is defined in the Private Litigation Reform Act of 1995, concerning potential developments affecting the business, prospects, financial condition and other aspects of the company to which this release pertains. The actual results of the specific items described in this release, and the company's operations generally, may differ materially from what is projected in such forward-looking statements. Although such statements are based upon the best judgments of management of the company as of the date of this release, significant deviations in magnitude, timing and other factors may result from business risks and uncertainties including, without limitation, the company's dependence on third parties, general market and economic conditions, technical factors, the availability of outside capital, receipt of revenues and other factors, many of which are beyond the control of the company. The company disclaims any obligation to update information contained in any forward-looking statement.

These forward looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance, or achievements to be materially different from any future results, levels of activity, performance, or achievement expressed or implied by such forward looking statements. In some cases, you can identify forward looking statements by terminology such as "may," "will," "should," "could," "intend," "expects," "plan," "anticipates," "believes," "estimates," "predicts," "potential," or "continue" or the negative of such terms or other comparable terminology. Although we believe that the expectations reflected in the forward looking statements are reasonable, we cannot guarantee future results, levels of activity, performance, or achievements. Moreover, neither we nor any other person assumes responsibility for the accuracy and completeness of such statements. In addition to the risks described above, additional risks affecting our Company can be found in our periodic reports filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934.

There can be no assurance that the need to obtain export licenses, end-user permits, and/or to comply with any future regulations which may be adopted by U.S. or foreign regulatory bodies will not limit, or be a bar to, our ability to deliver against orders or potential customers purchasing our products. Future changes in the existing federal regulations governing the administration of export controls by the U.S. Department of Commerce may require us to obtain federal licensing, or become subject to more stringent rules of the U.S. Department of State. There can be no guarantee that we will be able to obtain such licenses at that time, or if we can that costs of doing so will not be prohibitive or significantly our poll of available customers. Other risks associated with international sales include, but are not limited to, changes in domestic and foreign regulatory requirements, political instability in targeted foreign markets, differences in technology standards, possible foreign currency controls, longer payment cycles and inadequate collection systems, fluctuations in currency exchange rates, inconsistent intellectual property protections among foreign jurisdictions, export restrictions, tariffs, embargoes or other sales barriers, prejudicial employment laws and business practices, difficulties in obtaining and managing distributors, and potentially negative tax consequences.

The Company cautions readers that, notwithstanding the facts reported in this press release, there can be no assurance that the Company's efforts related to the joint-venture will result in any immediate or future sales or revenues to the Company, or that the Company will be successful in its commercialization program.

The views and conclusions contained in this document are those of the authors and should not be interpreted as representing the opinions or policies of the U.S. Government. Mention of trade names or commercial products does not constitute their endorsement by the U.S. Government.